EXHIBIT 99.1

At Fenix Parts:
Scott Pettit
Chief Financial Officer
scottpettit@fenixparts.com

Investor and Media Inquiries:
Chris Kettmann
773-497-7575
ckettmann@lincolnchurchilladvisors.com

Fenix Parts Announces Form 10-Q Filing Extension

WESTCHESTER, IL - May 16, 2017 - Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, announced today that it has filed a Form 12b-25 Notification of Late Filing for its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 with the U.S. Securities and Exchange Commission (SEC). The Form 12b-25 will allow the Company an additional five calendar days to file the first quarter Form 10-Q. The Company does not expect to file its first quarter Form 10-Q until after it has filed its Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form 10-K”). Therefore, the Company expects to receive a non-compliance notice from The Nasdaq Stock Market (“Nasdaq”) stating the Company is not in compliance with its first quarter filing requirement following the five-calendar day extension.

On April 5, 2017, the Company announced that the Nasdaq Hearings Panel issued a decision granting the Company’s request for the continued listing of its common stock on Nasdaq. The Company’s continued listing on Nasdaq is subject to, among other things, the Company filing with the SEC its 2016 Form 10-K by May 26, 2017. In addition, on or before June 30, 2017, the Company is required to file its Quarterly Report on Form 10-Q for the period ended March 31, 2017.

The Company continues to work diligently to complete its annual and quarterly reviews in order to be in a position to file with the SEC its 2016 Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 as soon as possible.

About Fenix Parts
Fenix Parts is a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products. The company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of more than 25 years and currently operate from 16 locations throughout the Eastern U.S. and in Ontario, Canada.

Forward-Looking Statements
This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.